EXHIBIT 99.3

ATTACHMENT 1

ORDER FORM SCHEDULE

(ENTERPRISE PRICING)

This Order Form Schedule ("Schedule") is made as of December 27, 2004 ("Schedule Effective Date") by and between Earl Scheib, Inc., with principal place of business at 15206 Ventura Boulevard, Suite 200, Sherman Oaks, CA 91403 ("Licensee") and Axion Solutions, Inc. ("Sublicensor”). This Schedule shall be submitted to PeopleSoft USA after execution by both Licensee and Sublicensor.

1.   License.

Sublicensor is licensing to Licensee the Software modules set forth on the Exhibits attached hereto. The parties agree that any use of the Software modules shall be governed by the End User License Agreement between the parties dated December 27, 2004(“EULA”) and the terms and conditions of this Schedule.

2.   Software and Support Services Fees.

SOFTWARE
Exhibit A – Enterprise Software	Not applicable as no Enterprise
Software licensed
Exhibit B – Enterprise One Software	$247,775.00
Exhibit C – PeopleSoft World Software	Not applicable as no PeopleSoft World
Software licensed
TOTAL SOFTWARE LICENSE FEES:	$247,775.00
SUPPORT SERVICES
Standard Support Services for the Initial Services Term	$49,591.00
TOTAL SUPPORT SERVICE FEES:	$49,591.00
TOTAL FEES:	$297,366.00

Excluding taxes based on Sublicensor’s income, Licensee is liable for all taxes, duties and customs fees relating to the Software, Documentation, and/or Services whether or not such is indicated on this Schedule or Sublicensor’s invoices, unless Licensee has provided Sublicensor with a valid tax exemption or direct pay certificate which exempts Licensee from such payments.

3.   Specific Licensed Use.  Licensee’s use of the Software is limited to each of the following restrictions.

3.1 Territory.

Territory	United States

3.2 Global Version.

Version	Global Version (1)	English language

Indicate the country specific global version for each country for which the Software will be used. Notwithstanding anything set forth in this table, the Software listed on Exhibit A, is only available in American English and associated functionality

(1) Notwithstanding anything in the Agreement to the contrary, Licensee is licensed to use and access only those licensed languages and licensed country specific features/functionalities of the global Software version that are available as of the Schedule Effective Date.  Any additional licensed languages or licensed country specific features/functionalities that may become available after the Schedule Effective Date as part of the global version of the Software module(s) licensed pursuant to this Schedule may be used and accessed by Licensee only as may be provided pursuant to Support Services, provided Licensee is a current, compliant subscriber to Support Services. Certain Software modules licensed by Licensee may not be available in the Global Version(s) set forth in this Schedule and Sublicensor and PeopleSoft make no guarantees, now or in the future, if and when any future language and associated functionalty versions shall become available.

Channel Order Form

Confidential

3.3 Technical Information.

Technical Information for Enterprise Software	Database Version
Operating System
Hardware Model
Technical Information for EnterpriseOne Software	Database Version	DB2
	Operating System	V5R3
	Hardware Model and Serial Number	IBM AS/400
Technical Information for Technology Foundation	Database Version	DB2
	Operating System	V5R3
	Hardware Model and Serial Number	IBM AS/400
Technical	Database Version
Information for World Software	Operating System
Hardware Model
CPU Serial Number
Media Type
World Software Version

3.4 Base Metrics. Pricing is based on Reported Revenues, which equal the Base Revenues set forth in the table below.

Base Metrics	Base Revenues	$100,000,000

3.5          Incremental License Fees for the Reported Revenues (RR) Software. Licensee may use the RR Software licensed pursuant to this Schedule in accordance with the terms of this Schedule and the Agreement, to process its data at no additional license fee, provided that the Reported Revenues do not exceed $100,000,000 (“Base Revenues”). Each year ninety (90) days prior to the Anniversary Date, Licensee shall report to Sublicensor the Reported Revenues as of such date, and, in the event the Reported Revenues as of such date exceed the Base Revenues, Licensee shall pay, on or before the applicable Anniversary Date, additional non-refundable, non-cancelable license fees. Upon receipt of such license fees in the amount of $24778, Licensee’s Base Revenues shall be modified to increase by $10,000,000.00 .  Licensee shall pay as many increments of $24778 as necessary so that the Base Revenues exceed the Reported Revenues as of that particular Anniversary Date.  “Reported Revenues” shall mean the gross revenues reflected in an audited statement from its external accounting firm.  “RR Software” shall mean those Software modules licensed pursuant to this Schedule which are priced based upon Reported Revenues, as indicated in the Software/Services table in the Exhibit(s) to this Schedule.

4.             Definitions. Unless otherwise set forth herein, capitalized terms used herein shall have the same meaning ascribed to them in the EULA.

“Accessory Products” mean third party software delivered with the Software as a convenience to Licensee, but not licensed under this Agreement.  They are licensed to Licensee pursuant to individual end user license agreements that are contained in the software. Accessory Products are not Supportable Modules.

“Base Metric” means that Metric limit for which Licensee and related entities are licensed to use or benefit from the use of the Software.

“Initial Services Term” means the period beginning on the Schedule Effective Date and terminating one (1) year thereafter.

“Metric” means that size measurement utilized to: (i) measure the size of Licensee and related entities licensed to use or benefit from the use of the Software; and (ii) define the limitations of the license granted pursuant to the Agreement; and includes Employee Count, Reported Revenues, Student Count, Customer Count and Funds Raised .

“Support Services” means that particular package of services as may be offered by Sublicensor and selected by Licensee and which are designed to support the Supportable Modules, and the standard terms and conditions thereto, in effect on the later of the following:

(i) the date fees are received for such services offered by Sublicensor which are designed to support the Supportable Modules, and (ii) the first date of the period for which services offered by Sublicensor which are designed to support the Supportable Modules are provided.

“Supportable Modules” are those Software modules for which Sublicensor and PeopleSoft offers some sort of maintenance services, and are comprised of: (i) Software excluding the Third Party Software modules; (ii) Tools; and (iii) those Third Party Software modules specifically designated in the Schedule as “Supportable Modules”.

“Territory” means the geographic area set forth in the applicable Schedule in which Licensee may install and run the Software on servers for use by Licensee.  Notwithstanding anything in the Agreement to the contrary, Territory shall not include any country to which export is prohibited by United States, Canadian or other applicable laws and regulations.

“Third Party Software” means that portion of the Software sublicensed by PeopleSoft to Sublicensor, designated in a Schedule as having a manufacturer other than PeopleSoft.

5.             Expiration of Offer.  The offer set forth in this Schedule and in the Agreement is valid only through December 27, 2004, and if the Schedule and Agreement, if applicable, are not executed by both parties by such date, the offer is rescinded, all terms are null and void, and neither party shall have any obligation in relation thereto.

6.             Conflict. In the event of any conflicts between the provisions of this Schedule and the EULA, the provisions of this Schedule shall prevail. In the event of any conflict between the Schedule and the Exhibits, the Exhibits shall be controlling.

SHIPPING INFORMATION	BILLING INFORMATION	SITE INFORMATION
Contact: Charles Barrantes	Contact: Charles Barrantes	Contact: Charles Barrantes
Address: 15206 Ventura	Address: 15206 Ventura	Address: 15206 Ventura
Boulevard	Boulevard	Boulevard
Suite 200	Suite 200	Suite 200
Sherman Oaks, CA 91403	Sherman Oaks, CA 91403	Sherman Oaks, CA 91403
Phone: 818-981-9992	Phone: 818-981-9992	Phone: 818-981-9992
Fax: 818-981-8846	Fax: 818-981-8846	Fax: 818-981-8846
email:	email:	email:
cbarrantes@earlscheib.com	cbarrantes@earlscheib.com	cbarrantes@earlscheib.com

The undersigned represent and warrant that they are authorized as representatives of the party on whose behalf they are signing this
Schedule and to bind their respective party thereto.

ACCEPTED BY:	ACCEPTED BY:
LICENSEE	SUBLICENSOR

Authorized Signature	Authorized Signature

Karen C. Mills CFO
Printed Name and Title	Printed Name and Title

December 27, 2004	December 27, 2004
Date	Date